Exhibit 99.1

Faraday Future Secures New $41 Million Funding Commitment to Advance Faraday X (FX) and AI Strategic Upgrades

●	This round of financing is expected to bring the Company’s total fundraising to over $100 million since September 2024.

Los Angeles, CA (March 24, 2025) -- Faraday Future Intelligent Electric Inc. (NASDAQ: FFAI) (“Faraday Future”, “FF” or the “Company”), a California-based global shared intelligent electric mobility ecosystem company today announced that it has secured $41 million in new cash financing commitments. The Company expects to use the net proceeds to accelerate the Company’s growth and development, including for general corporate purposes, the continued advancement of the Company’s FX brand and the execution and advancement of strategic projects to achieve the Company’s target of rolling out the first FX vehicle by the end of 2025, AI development, including research and development and testing of end-to-end autonomous driving capabilities, focusing on the three key AI directions outlined in the Company’s previous AI announcements, as well as AI talent acquisition and infrastructure building, recruiting AI-related top talent, building essential infrastructure and forming capital partnerships.

This financing marks FF’s third funding commitment of at least $30 million in the past six months, surpassing the previous two $30 million financing rounds in September 2024 and December 2024. With this latest round of financing, the Company’s total committed financing over the past seven months has now exceeded $100 million. Univest Securities, LLC served as exclusive placement agent in this financing.

“This new round of funding lays a solid foundation for not only FF but also our new FX brand as it continues to make important milestones in market strategy and in product development,” said Matthias Aydt, Global CEO of FF. “I am optimistic about the opportunities that this new funding will bring, including supporting the ongoing production of our FF 91 2.0 and the growth of the FX brand in 2025.”

This new financing is expected to further strengthen the Company’s financial stability. FF remains committed to optimizing resource allocation, enhancing cost control, improving supply chain management efficiency and further increasing overall operational effectiveness. The Company will ensure the newly secured funds are strategically allocated to the core initiatives of the FX strategy, accelerating business growth, expanding market presence and enhancing long-term competitiveness.

The $41 million financing commitment is structured mainly in the form of unsecured convertible notes (“Convertible Notes”) and warrants (“Warrants”) to acquire additional shares of the Company’s common stock (“Common Stock”), plus up to an additional $10 million that may be committed prior to the first closing (the “Financing”). For additional information regarding the material terms relating to the Financing, please see the Company’s Current Report on Form 8-K to be filed with the Securities and Exchange Commission (the “SEC”) on March 24, 2025.

“We appreciate our strategic partner, Univest Securities, as our exclusive placement agent in this offering, has demonstrated exceptional dedication and expertise throughout the financing process. We also appreciate FF Global Partners and Jerry Wang’s support on this transaction,” said Koti Meka, CFO of FF. “FF is consistently focused on operational efficiency and ensuring that capital is invested in the most valuable areas. The success of this financing round further strengthens our financial flexibility, enabling us to execute the FX strategy more efficiently and drive FF’s long-term growth.”

The Convertible Notes, along with the Warrants and other securities in this offering (collectively, the “Securities”), will be issued and sold in transactions exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D of the Securities Act and in reliance on similar exemptions under applicable state laws.

Accordingly, the Securities may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act and such applicable state securities laws.

The Company has agreed to file one or more registration statements with the SEC to register the resale of the shares of Common Stock issuable upon conversion of the Convertible Notes and exercise of the Warrants issued in connection with the Financing. The Company has also agreed to call a shareholder meeting to ask for stockholder approval for this financing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the Securities, nor shall it constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

ABOUT FARADAY FUTURE

Faraday Future is a California-based global shared intelligent electric mobility ecosystem company. Founded in 2014, the Company’s mission is to disrupt the automotive industry by creating a user-centric, technology-first and smart driving experience. Faraday Future’s flagship model, the FF91, exemplifies its vision for luxury, innovation and performance. The new FX strategy aims to introduce mass production models equipped with state-of-the-art luxury technology similar to the FF 91, targeting a broader market with middle-to-low price range offerings. FF is committed to redefining mobility through AI innovation. For more information, please visit https://www.ff.com/us/

FORWARD LOOKING STATEMENTS

This press release includes “forward looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements, which include statements regarding the successful closings of the Financing, the anticipated use of funds from the Financing, the FX strategy and plans for the FX brand, the target to roll off the first FX vehicle by the end of 2025, the Company’s ability to deliver the three key AI directions outlined in its previous AI announcements, the products offered by the Company and the markets in which it operates and the Company’s projected future results and market opportunities, are not guarantees of future performance, conditions or results and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements.

Important factors, among others, that may affect actual results or outcomes include, among others: that the closings of the Financing could be delayed or not occur at all; the timing for the two prototype mules to clear U.S. customs; the Company’s ability to continue as a going concern and improve its liquidity and financial position; the Company’s ability to pay its outstanding obligations; the Company’s ability to remediate its material weaknesses in internal control over financial reporting and the risks related to the restatement of previously issued consolidated financial statements; the Company’s limited operating history and the significant barriers to growth it faces; the Company’s history of losses and expectation of continued losses; the success of the Company’s payroll expense reduction plan; the Company’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs; the Company’s estimates of the size of the markets for its vehicles and cost to bring those vehicles to market; the rate and degree of market acceptance of the Company’s vehicles; the Company’s ability to cover future warranty claims; the success of other competing manufacturers; the performance and security of the Company’s vehicles; current and potential litigation involving the Company; the Company’s ability to receive funds from, satisfy the conditions precedent of and close on the various financings described elsewhere by the Company;  the result of future financing efforts, the failure of any of which could result in the Company seeking protection under the Bankruptcy Code; the Company’s indebtedness; the Company’s ability to use its “at-the-market” program; insurance coverage; general economic and market conditions impacting demand for the Company’s products; potential negative impacts of a reverse stock split; potential cost, headcount and salary reduction actions may not be sufficient or may not achieve their expected results; circumstances outside of the Company’s control, such as natural disasters, climate change, health epidemics and pandemics, terrorist attacks and civil unrest; risks related to the Company’s operations in China; the success of the Company’s remedial measures taken in response to the Special Committee findings; the Company’s dependence on its suppliers and contract manufacturer; the Company’s ability to develop and protect its technologies; the Company’s ability to protect against cybersecurity risks; the ability of the Company to attract and retain employees; any adverse developments in existing legal proceedings or the initiation of new legal proceedings and volatility of the Company’s stock price. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the SEC on May 28, 2024, as amended on May 30, 2024 and June 24, 2024, as updated by the “Risk Factors” section of the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2024 filed with the SEC on July 30, 2024, and other documents filed by the Company from time to time with the SEC.

CONTACTS

Investors (English): ir@faradayfuture.com

Investors (Chinese): cn-ir@faradayfuture.com

Media: john.schilling@ff.com

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